UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 6, 2016

BULLFROG GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-164908	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

897 Quail Run Drive, Grand Junction, Colorado  81505

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (970) 270-8306

______________________

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement

Item 3.02  Unregistered Sales of Equity Securities

On June 21, 2016, Bullfrog Gold Corp. (the “Company”) sent a notice of termination (“Termination Notice”) to Arden Larson (“Larson”) with respect to the Option Agreement (“Agreement”) dated June 11, 2012 and amended May 6, 2015 for the Klondike Project in Nevada.  The Company issued Larson 270,000 shares of common stock as full and final payment. The Company will have no further obligations.

The foregoing is not a complete summary of the terms of the Option, and is qualified in its entirety by reference to the complete text of the Option attached as Exhibits 10.1 to this Current Report on Form 8-K, which are hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No .	Description

10.1	Termination Notice dated June 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 6, 2016	BULLFROG GOLD CORP.

	By:	/s/ David Beling
Name: David Beling
Title: President, Chief Executive Officer and Chief Financial Officer

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